SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       AUGUST 24, 1999
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                                 DSI TOYS, INC.
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               (Exact Name of Registrant as Specified in Charter)



 TEXAS                              0-22545                 74-1673513
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(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                  File Number)            Identification No.)



1100 WEST SAM HOUSTON PARKWAY NORTH, HOUSTON, TEXAS           77043
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code  (713) 365-9900
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          (Former Name or Former Address, if Changes Since Last Report)


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
ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c.)  Exhibits.

            Exhibit 99. Press release of the Company dated September 8, 1999, announcing the change in its fiscal year, attached hereto and incorporated herein.

ITEM 8. CHANGE IN FISCAL YEAR.

      On August 24, 1999, the board of directors of DSI Toys, Inc. (the "Company"), voted to change the Company's fiscal year from a year ending January 31 to a year ending December 31. The Company intends to file a report on Form 10-K for the eleven-month transition period ending December 31, 1999.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DSI TOYS, INC.
                                          (Registrant)


Date:       September 8, 1999             By: /s/ ROBERT L. WEISGARBER
                                                  Robert L. Weisgarber
                                                  Chief Financial Officer


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